Exhibit 99.1

Capital One Prime Auto Receivables Trust 2019-1

Auto Loan Asset Backed Notes

Sample Receivable Agreed-Upon Procedures

Report To:

Capital One Auto Receivables, LLC

Capital One, National Association

10 May 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Capital One Auto Receivables, LLC

Capital One, National Association

1680 Capital One Drive

McLean, Virginia 22102

Re:	Capital One Prime Auto Receivables Trust 2019-1 (the “Issuing Entity”)

Auto Loan Asset Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Capital One Auto Receivables, LLC (the “Depositor”), Capital One, National Association (the “Sponsor”), J.P. Morgan Securities LLC (“J.P. Morgan”), Barclays Capital Inc. (“Barclays”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Depositor, Sponsor, J.P. Morgan and Barclays, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of motor vehicle retail installment sales contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.

Labeled “COPAR_2019-1_JanDataTape 02.04.2019_EY.xlsx” (the “Receivable Listing File”) that the Sponsor, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) that correspond to certain motor vehicle retail installment sales contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

ii.

Labeled “EY_Loans_Testing_Population_190208_TestingFields.xlsx” and the corresponding record layout and decode information (the “Sample Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information on the Sample Receivables (as defined in Attachment A) as of 31 January 2019 (the “Preliminary Cut-off Date”),

b.	Imaged copies of:

i.	The retail installment sale contract or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (collectively, the “System Screen Shots”) and

iii.	The vehicle invoice or other related documents (collectively and as applicable, the “Invoice,” together with the Contract and System Screen Shots, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable,

c.

A schedule (the “Obligor Credit Score Methodology”) that the Sponsor, on behalf of the Depositor, indicated contains information, assumptions and methodologies relating to the comparison or calculation, as applicable, of the obligor credit score Sample Characteristic (as defined herein) for certain Sample Receivables,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Receivable Listing File, Sample Data File, Source Documents, Obligor Credit Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Sample Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Receivable Listing File, Source Documents, Obligor Credit Score Methodology or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

10 May 2019

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Receivables from the Receivable Listing File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Receivable Listing File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

2.	For each Sample Receivable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.

Observed that the corresponding Contract contained a signature in the buyer signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the buyer signature section of such Contract.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Sample Data File Field Name	Source Document(s)	Note(s)

Loan account number	LOAN_ACCT_NUM	System Screen Shots	i.

Funding date	FUNDG_DT	System Screen Shots

Original loan amount	ORIG_BAL_AMT	Contract

Original first payment date	ORIG_PRIN_DUE_DT	Contract

Original loan term	ORIG_LOAN_TERM	Contract, System Screen Shots and recalculation	ii.

Current maturity date	MTURT_DT_CUR	System Screen Shots

Original interest rate	ORIG_APR	Contract

Vehicle manufacturer	VEH_MAKE_TXT	Contract	iii.

Vehicle model	VEH_MODEL_TXT	Contract	iii.

Vehicle year	VEH_YEAR	Contract

New or used	NEW_USED_CD	Contract	iv.

Vehicle value	PRCHD_VEH_BOOK_VAL	Invoice or System Screen Shots	v.

Obligor credit score	CR_SCORE_VAL	(a) System Screen Shots or (b) System Screen Shots and recalculation	vi.

Geographic location of obligor	ST_CD	Contract

Remaining term to maturity	REMAINING_TERM	System Screen Shots and recalculation	vii.

Reporting period interest rate	RT_BEG	System Screen Shots

Reporting period ending actual balance	REP_END_BAL	System Screen Shots

Notes:

i.	For identification purposes only.

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

ii.	For the purpose of comparing the original loan term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan term by:

a.	Calculating the original maturity date (the “Original Maturity Date”) by:

(1)	Subtracting one from the number of payments in the payment schedule, as shown on the Contract, and

(2)	Adding the number of payment periods obtained in (1) above to the original first payment date, as shown on the Contract,

b.

Calculating the difference in days between the funding date, as shown on the System Screen Shots, and Original Maturity Date, as calculated in a. above, assuming a 360-day year consisting of twelve 30-days months,

c.	Dividing the result obtained in b. above by 30 days and

d.	Rounding the result obtained in c. above up to the nearest integer.

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations and spelling errors.

iv.

For the purpose of comparing the new or used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the new or used value, as shown on the Sample Data File, agreed with the corresponding new or used value, as show on the corresponding Contract, in accordance with the decode table that is shown below:

Sample Data File Value	Contract Value
1 2	New Used

v.

For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable with a new or used value of “1,” as shown on the Sample Data File (except for Sample Receivable Number 83), the Sponsor, on behalf of the Depositor, instructed us to use the Invoice as the Source Document.

For the purpose of comparing the vehicle value Sample Characteristic for Sample Receivable Number 83 and each Sample Receivable with a new or used value of “2,” as shown on the Sample Data File, the Sponsor, on behalf of the Depositor, instructed us to use the adjusted wholesale value, as shown on the System Screen Shots.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

vi.

For the purpose of comparing the obligor credit score Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 49 and 87), the Sponsor, on behalf of the Depositor, instructed us to compare or recalculate the obligor credit score (as applicable) using the:

a.	Information on the System Screen Shots and

b.	Applicable information, assumptions and methodologies, as shown on the Obligor Credit Score Methodology Schedule.

For the purpose of comparing the obligor credit score Sample Characteristic for Sample Receivable Numbers 49 and 87, the Sponsor, on behalf of the Depositor, instructed us to recalculate the obligor credit score by calculating the average of the applicant credit score and co-applicant credit score, both as shown on the System Screen Shots.

vii.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by:

a.	Calculating the difference in days between the current maturity date, as shown on the System Screen Shots, and Preliminary Cut-off Date, assuming a 360-day year consisting of twelve 30-days months,

b.	Dividing the result obtained in a. above by 30 days and

c.	Rounding the result obtained in b. above up to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions, and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Sample Data File Value	Source Document Value
35	Vehicle manufacturer	DODGE	<unable to determine>
44	Vehicle model	F250	F150
94	Vehicle value	$24,096.00	$24,996.00